Exhibit 99.1

KAIROS PHARMA

INVESTOR PRESENTATION

NYSE American: KAPA

kairospharma.com



FORWARD LOOKING STATEMENTS

This presentation may contain "forward-looking statements" regarding the current expectations and projections about future events of Kairos Pharma, Ltd. ("Kairos Pharma" or the "Company"). "Forward-looking statements" (statements as to matters other than historical facts) as defined in the Private Securities Litigation Reform Act of 1995 can be identified by terminology such as: "will," "potential", "could," "can," "believe," "intends," "continue," "plans," "expects," "projects," "estimates," "anticipates," "believes," or similar language. These statements are based upon current beliefs and expectations and are subject to many risks and uncertainties which are difficult to foresee and predict. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as of the date of this presentation and Kairos Pharma takes no obligation to update any forward-looking statements contained in this presentation based on new information of future events and/or results. These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the Company's actual results, performance or achievements to be materially different than any future results, performance or achievements expressed or implied by the forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including the Company's ability to discover and develop its novel product candidates and successfully demonstrate the efficacy and safety of its product candidates; the pre-clinical and clinical results for its product candidates, which may not support further development of product candidates; actions of the Company's collaborators regarding continued product development and product commercialization; actions of regulatory authorities, which may affect the initiation, timing and progress of clinical trials or the ability of the Company to obtain marketing authorization for its product candidates; the Company's ability to obtain, maintain and protect its intellectual property; the Company's ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties; competition from others using technology similar to the Company's and others developing products for similar uses; the Company's ability to manage operating expenses; the Company's ability to obtain additional funding to support its business activities and establish and maintain its existing and future collaborations and new business initiatives; the Company's dependence on collaborators and other third parties for development, manufacture, marketing, sales and distribution of products; the outcome of litigation; and unexpected expenditures. Any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

OUR MISSION

Kairos Pharma is dedicated to advancing therapies to overcome critical challenges in cancer drug resistance and immune suppression.



KAIROS PHARMA

KAIROS HIGHLIGHTS

Problem: Resistance develops for even blockbuster drugs like anti-androgen therapies (prostate cancer), Tagrisso (NSCLC)
Solution: CD105 elevated with resistance. Our antibody ENV 105 reverses resistance .

Big opportunities – resistance in prostate cancer, NSCLC, other tumor types

Three clinical programs already in progress

- **LEAD DRUG ENV 105** in **Phase 2 trial** treating Prostate Cancer - with NIH grant funding
- **ENV 105 Phase 1 trial** treating Non-Small Cell Lung Cancer –with non-dilutive, donor funding
- **KROS 201** immunotherapy cleared IND for Glioblastoma

Experienced Team, Cedars Sinai to drive enrollment, Grant funding has created non-dilutive value

INNOVATIVE CANCER THERAPEUTICS

New technologies reverse key mechanisms of drug resistance and immune suppression of cancer.

Seeking partnering opportunities to drive clinical development of assets.

* 2022-2023 and 2024-2025 US News and World Report

PORTFOLIO OF INNOVATIVE DRUGS

KAIROS PHARMA

DRUG CANDIDATE	MODALITY/ MOA	LEAD INDICATION	LEAD IDENTIFICAITON	IND enabling studies	PHASE 1 CLINICAL TRIALS	PHASE 2 CLINICAL TRIALS	PHASE 3 CLINICAL TRIALS	US Market
ENV-105	Antibody targeting CD105 to reverse resistance to anti-androgen drugs	Prostate cancer						$6.5B
	Antibody targeting CD105 to reverse resistance to EGFR targeted drugs	EGFR-driven lung cancer						$2B
KROS-201	Activated T cell therapy	Glioblastoma						$0.4B
KROS-101	Small molecule increasing T cell # and function	Solid tumors						

Pre-clinical assets

KROS-301	Small molecule targeting cancer growth and immune evasion
KROS-102	Small molecule decreasing T cell # and function
ENV-205	Antibody targeting secreted mtDNA reverse muscle wasting
KROS-401	Peptide that makes pro-tumor macrophages into anti-tumor macrophages

Mechanisms of resistance to cancer therapies

KAIROS PHARMA

TKI Resistance


MET
HER2
EGFR

- Secondary Mutations
- Bypass Signaling
- Tumor Dormancy

Radiotherapy Resistance



- Evasion of Apoptosis
- Enhanced DNA repair
- Cancer Stem Cell

Immune Therapy Resistance



- PD-L1 Upregulation
- T Cell Exhaustion
- Immunosuppresive Microenvironment

Hormone Therapy Resistance



- AR Splice Variants
- Receptor Mutations
- Small Cell Differntiation

ENV105

SUPPORTING EGFR-DRIVEN LUNG CANCER PATIENTS – In Phase I


Prostate Cancer
Lung Cancer
Anti-androgen drugs (enzalutamide, abiraterone, apalutamide)
EGFR drugs (osimertinib, erlotinib, gefitinib)
development of resistance


(CD105) endoglin
TGFß
BMP4
TßRII
ALK5
BMPRII
ALK1
metastasis
survival de-differentiation


Overall survival
N = 44
Log rank test P = 0.0265
Low CD105 exp.
High CD105 exp.
Probability of Survival
100
50
0
0
50
100
150
200
Months elapsed


Lung Cancer
Tagrisso

OSIMERTINIB RESISTANCE IS DEPENDENT ON

- 45,000 EGFR driven NSCLC diagnosed last year
- Tagrisso is the standard of care for EGFR driven NSCLC, yet 80% of patients have only a partial response

Drug Res Updates (2025) 81:101237

ENV105 in EGFR-Driven Lung Cancer

AstraZeneca's EGFR inhibitor Tagrisso ($7B in 2024 sales) offers only a partial response in 80% of patients

CD105 is elevated with Tagrisso treatment

Preclinical models show ENV105 can overcome resistance and shrink tumors

ENV105 could not only reverse resistance but make Tagrisso work better to enable complete responses

Accruing Phase I study of patients resistant to Tagrisso or partial responders with persistent circulating tumor cell DNA


Lung
Cancer
Tagrisso


Osimertinib
Osimertinib + Carotuximab
P = 0.0008
Norm. tumor vol. (mm³)
1000
800
600
400
200
0
1
5
10
15
20
25
30
35
40
45
Days of Treatment

Drug Res Updates (2025) 81:101237

ENV105 IN LUNG CANCER: NCT05401110

PHASE 1 TRIAL FOR EGFR-DRIVEN LUNG CANCER: Osimertinib (Tagrisso) + ENV105


N = 20
N = 9-20
Safety lead-in
Bayesian design
N = 20

Patients that have become resistant to Tagrisso

Patients that are incompletely treated with Tagrisso (persistent ctDNA)


Lung
Cancer

Accruing

PRIMARY ENDPOINT: Determine safety and effective dose of ENV105 in patients with EGFR lung cancer

SECONDARY ENDPOINT: Identify biomarkers for patients most responsive to ENV105

ENV105 restores sensitivity to hormone therapy

Targets CD105-mediated PROSTATE CANCER castrate resistance

ENV105 kills cancer cells resistant to AR Tx (H&E stain in PDX model)

More differentiated smaller tumors



Enzalutamide | **Enzalutamide+ ENV105**

ENV105 + AR Tx reduces tumor volume more than AR Tx alone



Tumor Volume (normalized to Cx)
800
600
400
200
0
***
****
*
***
**
****
*
Castration - + + - + +
Enza - - + - - +
ENV105 - - - + + +

ENV105 inhibits the creation of the AR splice variant which has resistance to AR Tx



AR splice variant
AR-full length
AR-V7



CD105
BMP
ENV105=
Carotuximab
ID1
RBM38
AR-V7



AR-V7
Relative expression
16
12
8
4
0
***
***
***
enzalutamide - + - +
ENV105 - - + +

Mol Therapy (2023) 31:78

Oncogene (2019) 38:716

Basis for clinical trials: NCT03418324 and NCT05534646

ENV105
IN PROSTATE CANCER

PRESENT RANDOMIZED PHASE 2 TRIAL: NCT03418324
Apalutamide with or without ENV105



Prostate Cancer
lupron
enzalutamide
abiraterone
darolutamide
N = 10
Safety lead-in
extend treatment with combination therapy for compassionate use
apalutamide single agent
apalutamide + ENV105
lupron
enzalutamide
abiraterone
darolutamide
Randomization
N = 90
cross-over following resistance development
Accruing

PRIMARY ENDPOINT: Progression free survival based on RECIST 1.1 and PCWG 3 criteria

SECONDARY ENDPOINT: Companion biomarker validation

Cedars Sinai


Edwin Posadas

HUNTSMAN CANCER INSTITUTE


Umang Swami

City of Hope


Tanya Dorff

Phase 2 Patient Summary NCT05534646

Apalutamide and ENV105 for the Treatment of Metastatic Castration-Resistant Prostate Cancer

Patient ID	Age at enrollment	Pre-treatment PSA	Previous therapies	RECIST/PWCG @ week 16
001	68	7.59	Abiraterone	Stable disease
002	76	278.55	Enzalutamide, Lu-PSMA	Not assessable (unrelated stroke)
003	73	32.35	Enzalutamide	Stable disease
004	82	59.03	Enzalutamide, Abiraterone	Stable disease
005	60	4.49	Apalutamide	Stable disease
006	68	278.43	Abiraterone, Enzalutamide	Stable disease
007	79	5.63	Enzalutamide	Stable disease
008	71	3.37	Abiraterone	Stable disease
009	69	20.59	Abiraterone	clinical PD at 3 months
010	85	0.82	Enzalutamide, Darolutamide, Lu-PSMA	Stable disease

Radiographic PFS points of reference

CARD Trial

ARPI-switch median PFS = 3.7 months

Cabaxitaxel median PFS = 8 months

N=255



Percentage of Patients with Progression-free Survival
100
90
80
70
60
50
40
30
20
10
0
Cabazitaxel
Androgen-signaling—targeted inhibitor
0 3 6 9 12 18 24 30
Months

No. at Risk								
Cabazitaxel	129	91	64	41	23	9	2	1
Androgen-signaling—targeted inhibitor	126	61	36	22	7	3	1	0

NEJM (2019) 318:2506

PSMAfore trial

ARPI-switch median PFS = 5.6 months

$^{3}.^{77}$Lu-PSMA median PFS = 11.6 months

N = 468



- '77Lu-PSMA-617
— ARPI change
100
80
60
40
20
0
0
2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Number at risk
(number censored)
"Iu-PSMA- 617 group 234 217 175 152 126 111 39 25 20 8 4 4 0
94 86 67 (0) (12) (5) (3) (6) **(3)** (2) (1) (6) ARPI (16) (6) (3) (10) {3J (0) (4)
change group 234 197 126 79 65 45 35 28 22 (0) 14 9 9 5 2 1 0
(14) (7) (9) (0) (4) (0) (1) (0) (7) (3) (0) (4) {3) (1) (1)

Lancet (2024) 404:1227

Progression Free Survival NCT05534646


1
2
3
4
5
6
7
8
9
10
w
w
0
4
8
12
16
20
24
28
Months

▶ Still on trial

ⓦ Unrelated withdrawal

Median PFS = 15.85 months*

* Patients continue to be evaluated

Change in PSA

NCT05534646


20
-10
-40
-70
-100
Percent (%) change in PSA

Comparing baseline pre-treatment PSA to nadir PSA values

35% mean PSA decrease

Radiation Therapy Resistance

1. **Enhanced DNA Damage Repair** *PARP inhibitors*

1. **Tumor Hypoxia**
HIF activated drugs

2. **Cancer Stem Cells**
Blocking Wnt, Hedgehog, and Notch

1. **Cell Survival Pathways**
EGFR, P13K pathway inhibitors

2. **Metabolic Reprogramming** *EGFR, P13K pathway inhibitors*

3. **Immune suppression**
Immune checkpoint inhibitors


ENV105
(carotuximab)
)1(C 05)
endoglin
BMP4
TGF1
TRRII ALK5
BMPRII ALK1
metastasis
Hypoxia activated DNA damage repair De-differentiation Survival
Metabolic reprogramming


Control
Radiation Therapy
BM P2
BMP6
TGFB1
BMP9
TGFB2
LRG1
BMP4
Activin. A

Efficacy and Safety Study of carotuximab (ENV105) and Radium-223 (Xofigo) combination in a bone metastatic mouse model

Preclinical collaboration

Combining Xofigo with ENV-105 in animal models of bone metastatic prostate cancer

Supporting a Phase 2 Clinical Trial

Xofigo/ENV-105 combination in bone metastatic prostate cancer patients


B
Subcutaneous Tumor Volume
graft
5 Gy x 2
endpoint
Tumor volume (mm³)
3000
2000
1000
0
IgG
ENV105
Radiation
Combination
****
****
Days
1 3 5 8 10 12 15 17 19 23


Xofigo (Ra-223)
Target: Bone-Tumor Interface
Ra
α-particles
Tumor Cells
DNA Damage
Direct Tumor Cytotoxicity via Alpha-Radiation
DUAL TARGETING EFFECT: Xofigo & ENV105 in Bone Metastatic Prostate Cancer
Combined anti-tumor response
ENV105
Target: Tumor Stroma & Vessels
Tumor-Associated Endothelial Cells
ENV105 (anti-CD105)
CD105+ Stroma
Disrupts Supportive Niche & Angiogenesis

Endo Rel Can 2026

Overcoming Immune Therapy Resistance

GITR agonist promote cytotoxic T cell expansion and down regulation of immunosuppressive T cells



KROS-101



A
Gliblastoma
Glioma
TNBC
Ependymoma
U. carcinoma
1
Sample collection
2
PDTFs generation
3
Drug treatment
4
Flow analysis
SSC
FSC
B
CD45
ns
%CD8+ / CD45+
60
40
20
0
PBS
KROS-101
C
CD8
*
%CD8+ / CD45+
40
30
20
10
0
PBS
KROS-101
D
Tregs
***
%FoxP3+ / CD45+
20
15
10
5
0
PBS
KROS-101
E
CD8:Treg
**
CD8 : Treg ratio
10
8
6
4
2
0
PBS
KROS-101

Clinical Trials

KAIROS PHARMA

- Cedars-Sinai Medical Center
- Mayo Clinic
- Stanford
- Vanderbilt
- Rutgers
- Cleveland Clinic

CRO consortium leveraging the the efficiencies of each institute to achieve 40 day clinical trial activation (June 1, 2026)

Centralized regulatory oversight and institutional investigator-initiated trials are subsidized

Extend The Reach Of Innovative Therapies To Patients Across Diverse Communities

Current Non-dilutive funding

KAIROS PHARMA

$3.2M (NCI)	ENV105 prostate cancer companion biomarker validation
$2.4M (Donor)	ENV105 lung cancer preclinical and phase 1 trial
$1.8M (DOD)	ENV105 lung cancer companion biomarker identification
$2.5M (Donor)	KROS201 glioblastoma Phase 1 trial
$0.6M (DOD)	ENV205 cachexia preclinical studies


Prostate Cancer
Lung Cancer
Glioblastoma
Cachexia

$10.5M in non-dilutive funding for the preclinical and clinical assets

STRONG INTELLECTUAL PROPERTY FOUNDATION

IP extends to 2040

Key IP generated from Murali, Bhowmick and Yu labs

Published patents executed internationally

Exclusive, worldwide rights to IP licensed from Cedars Sinai Medical Center

Pub #	KROS**101** **PCT/US2019/045478**	KROS**201** **PCT/US2020/045570**	KROS**301** **PCT/US2015/050906**	KROS**401** **PCT/US2016/035318**	ENV**105** **PCT/US2017/037558**
Title	Compositions And Methods For Treating Cancer And Autoimmune Diseases	Method Of Generating Activated T Cells For Cancer Therapy	Compositions And Methods For Treating Fibrosis	Methods And Use Of Compounds That Bind To RELA Of NF-KB	Sensitization Of Tumors To Therapies Through Endoglin Antagonism

LEADING TEAM

KAIROS PHARMA



John S. Yu, MD

CEO & CHAIRMAN

Professor of Neurosurgery, Director Surgical Neuro-Oncology at Cedars-Sinai Medical Center

- BAS from Stanford, MD from Harvard Medical School and MIT
- Numerous immunotherapies and nanotechnologies from his NIH funded laboratory
- Developed 8 new investigational drugs with the FDA and has led numerous clinical trials
- Most recently CEO and Chairman of AcTcell, and Director of Enviro Therapeutics
- Immunology Fellowship at the Institute Pasteur, Paris, Neurosurgery Residency at Massachusetts General Hospital/Harvard Medical School

Cedars Sinai HARVARD UNIVERSITY



Ramchandran Murali, Ph.D

VP, RESEARCH AND DEVELOPMENT

Professor, Biomedical Sciences and Research in Immunology at Penn/Cedars-Sinai Medical Center.

- Leading expert in X-ray crystallography, biophysical, biochemical, and immunology fields, having made significant advances in molecular engineering and cell surface receptors by developing pharmacological agents which include new paradigms in structure-based peptidomimetics drug discovery
- Developed numerous technologies that reverse key mechanisms of immune suppression of cancer. Previous technologies from Penn licensed by Ception (bought by Teva) and Nidus.

Cedars Sinai Penn



Doug Samuelson

CHIEF FINANCIAL OFFICER

- 25+ year finance and accounting professional
- Former CFO of .Wellness Center USA
- Former Director of Accounting of Second Sight Medical Products, Inc .
- Former Chief Financial Officer of AdvaVet, Inc. and Chief Financial Officer of Solis Tek, Inc.
- CPA in State of California

MedCo Pfizer Duska Scientific Co.



Neil Bhowmick, Ph.D

CHIEF SCIENTIFIC OFFICER & PRESIDENT, ENVIRO THERAPEUTICS

Professor of the Department of Medicine and Director of the Cancer Biology Program at Cedars-Sinai Medical Center

- Fellowship at Vanderbilt University Medical Center Research Director, Oppenheimer Urologic Reference Laboratory (OURLab)
- Holds 6 patents for biomarker detection platforms and stromal targeted therapeutics (inclusive of ENV105 and ENV205)
- Consultant at Xencor Inc. (NASDAQ: XNCR) and Tracon Pharma (NASDAQ: TCON)
- NCI/NIH funded for over 15 years and cited over 11,700 times

Cedars Sinai xencor TRACON

INDEPENDENT DIRECTORS

KAIROS PHARMA



Rahul Singhvi, Sc.D.

Chemical engineering from MIT. MBA from the Wharton School of the University of Pennsylvania, where he graduated as a Palmer Scholar.

- Global leader in the Life Sciences industry and is cofounder of the biomanufacturing company, Resilience (National Resilience, Inc.).
- Former Operating Partner at Flagship Pioneering, where he founded and operated companies launched from Flagship's innovation foundry, Flagship labs.
- Former Chief Operating Officer of Takeda's Vaccine Business Unit where he led worldwide vaccine CMC manufacturing.
- Former President and CEO of Novavax, Inc. where he transformed the company from a specialty pharmaceutical business into a vaccine development company.
- Career began at Merck & Co in 1994, where he held several positions in R&D and manufacturing.
- Serves on the Board of Trustees of the Keck Graduate Institute, and on the Board of Directors for Codexis (Nasdaq:CDXS), and Garuda Therapeutics (private).



Hyun W. Bae, MD

BS in Biomechanics from Columbia, MD cum laude from Yale, former NIH Howard Hughes Research Fellow Bethesda, MD.

- Professor of Surgery in Orthopaedic Surgery at CSMC, Director of Education and clinical partner of the Orthopaedic Stem Cell and Tissue Engineering Laboratory
- 10+ years experience in drug development, PI for 3-4 FDA-approved randomized clinical trials with over 30 clinical studies, 60+ published scientific papers, 5 review articles and 30 patents
- Chief Medical Officer and Director of Prosidyan, Scientific Advisory Board Member of Mesoblast, Tissuegene, Spine Biopharma and Engage Surgical



Michael Keyoung, MD, Ph.D

MD and Ph.D. in Neuroscience and Neurology from Cornell and Sloan Kettering (MSKCC), UCSF Health, Biomedical Fellow at Rockefeller and MSKCC

- Senior ME, Head of N.A. for CBC Group, a healthcare-dedicated PE firm with over US$9 Billion AUM
- 20+ year career as a physician, executive and institutional investor in US, Europe and Asia advising Eli Lilly, Bausch & Lomb, and Samsung Electronics/Biologics on Asian expansion, global drug development and commercial/partnership strategies
- Former CEO of Genexine (KOSDAQ: 095700 w/ $1 Billion MC), led clinical development in Europe and Asia, raised $100M and created partnerships with Merck, Fosun Pharma, Tasly Pharma and Kalbe Pharma valued at over $250M
- Former President of Catalyst Biosciences, (NASDAQ: CBIO) a clinical stage hemophilia and ophthalmology company partnered with Pfizer, MedImmune and Isu Abxis
- Previous Board Chair of AffaMed Therapeutics and Director of Graybug Vision and InxMed
- Board member of Hugel Inc. (kosdaq: 145020.KQ)

Kairos Pharma SUMMARY

KAIROS PHARMA

- Clinical stage company with an antibody that impacts a central mechanism of **CANCER DRUG RESISTANCE**
- Pipeline targets **IMMUNE SUPPRESSION**
- Enrolling in phase 1 and 2 trials with interim efficacy data in 2026
- Strategic collaborations with Bayer and upcoming trial with radioligand therapy
- Strategic relationship with Cedars-Sinai Medical Center (ranked #2 in the nation) provides access to medical expertise, drives clinical trial efficiency with Academic CRO consortium
- Strategic combination of technologies transforming cancer therapy

INNOVATIVE CANCER THERAPEUTICS

New technologies reverse key mechanisms of cancer drug resistance and immune suppression

KAIROS PHARMA



INVESTOR RELATIONS

Louie Toma

MANAGING DIRECTOR

CoreIR

louie@coreir.com

NYSE American: KAPA

kairospharma.com